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                                                                EXHIBIT 23.7

LEGAL EXPERT'S CONSENT

We consent to the reference to our firm under the heading "Business-- Government Regulation" in the Registration Statement of AmeriPath, Inc. on Form S-1.


/s/ Jenkens & Gilchrist


JENKENS & GILCHRIST, A PROFESSIONAL CORPORATION
Dallas, Texas

March 26, 1997